2015 Fourth Quarter Conference Call March 8, 2016

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH At 12/31/2015 At 9/30/2015 Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $233.4 million $234.1 million Total Assets $411.6 million $404.6 million Total Atlas Shareholders’ Equity $129.6 million $125.9 million Common Shares Outstanding (includes Restricted Share Units) 12,045,519 12,008,624 Book Value Per Outstanding Common Share $10.15 $9.88

• Gross written premiums increased 70.9% to $209.3 million • Results in-line with GPW targets for 2015 • In-force premium at December 31, 2015 was 210.6, compared to $199.1 million at 9/30/2015 Growth Revisiting 2015Financial Expectations  Expect to exceed previously discussed $200 million in gross premiums written in 2015  Including approximately $11 mil GWP generated by Global in 2015 pre- acquisition  Continue utilizing financial measures to support self- funded growth  Exceed P&C industry ROE by 500 – 1000 bps  AFH ROE for the full year was 12.3% / P&C 7.9% 2015 Record Annual Results 4 • Net underwriting income improved increased 117.2% to $19.8 million • Combined ratio improved by 3.7 pts. To 87.0% • 11th consecutive quarter of CR under 95% / 6th straight under 90% Underwriting Performance • Book value per share improved by 11.8% to $10.15 (13.6% CAGR since 2011) • After-tax return on common equity1 ("ROCE") was 12.3% for the year ended December 31, 2015 Book Value / ROE (1) Return on common equity (ROCE)=(net income - preferred dividends)/common equity; this formula is non-U.S. GAAP measure.

5 % Growth 98.9% 50% 11.7% 2015 Q4 Financial and Underwriting Highlights $26.4 $52.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q4 2014 Q4 2015 Gross Written Premium $4.0 $6.0 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q4 2014 Q4 2015 Pre-Tax Income $0.19 $0.34$0.58 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q4 2014 Q4 2015 EPS (After-Tax) $9.08 $10.15 $8.40 $8.60 $8.80 $9.00 $9.20 $9.40 $9.60 $9.80 $10.00 $10.20 $10.40 Q4 2014 Q4 2015 Book Value 78.9% excluding impact of deferred taxes Premium Growth GPW increased by 98.9% to $52.4 million • GPW increased 100.1% in core light commercial auto business Strong Underwriting Results Combined ratio improved by 0.2 percentage points year-over-year to 88.2% Book Value Growth Atlas has increased book value in each of the past 13 quarters • $10.15 at 12/31/2015 compared to $9.08 at 12/31/2014 and $9.88 at 9/30/2015 $ in millions except per share data Impact of deferred taxes

Consistent Quarterly Year/Year Margin Improvement Since 2013 U.S. IPO 6 Combined Operating Ratio (“COR”) Three Month Periods Ended December 31, 2015 December 31, 2014 Loss ratio 60.9% 61.7 % Underwriting expense ratio 27.3% 26.7 % Combined ratio 88.2% 88.4% 63.9% 62.3% 59.2% 30.5% 28.4% 27.8% 2 0 1 3 2 0 1 4 2 0 1 5 Loss & LAE Ratio Underwriting Expense Ratio 80% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% Q1 Q2 Q3 Q4 2013 2014 2015

Impact of Pricing Activities on Loss Ratio Over Time 7 Approximate 18 Month Time-Frame From Target Change to Carried 63.9% 62.3% 59.2% 2 0 1 3 2 0 1 4 2 0 1 5 Loss & LAE Ratio Mid to High 60% Range Mid 60% Range Mid 60% Range Low 60% Range Low 60% Range 60% or Lower Lower than 60% 2011 2012 2013 2014 2015 Market firming began Market remained relatively soft Generalists started to exit

Gross Written Premium: Inforce 8 At December 31, 2015, in-force premium was $210.6 million and the Company’s gross unearned premium reserve was $108.2 million.

Geographic Diversification 9 Notable Highlights  Growth in New York largely a result of both Global Liberty acquisition and organic expansion  Commitment to expanding geographically resulted in 29 states with more than $1 million in written premium in 2015 compared to 23 in 2014.  In 9 states, Atlas experienced quarter over quarter growth of greater than 100%  Regional growth remains particularly strong across west coast where current market share is relatively lower Gross Premium Written by State ($ in 000s) Year Ended December 31, 2015 2014 New York $61,331 29.3% $28,977 23.7% California $24,592 11.8% $9,417 7.7% Michigan $12,178 5.8% $10,104 8.3% Louisiana $11,884 5.7% $6,053 4.9% Illinois $11,741 5.6% $12,947 10.6% Minnesota $11,178 5.3% $6,770 5.5% Texas $9,462 4.5% $4,702 3.8% Virginia $7,134 3.4% $3,865 3.2% Ohio $6,124 2.9% $4,995 4.1% Nevada $4,536 2.2% $1,543 1.3% Other $49,126 23.5% $33,049 26.9% Total $209,286 100.0% $122,432 100.0% New York 24% California 8% Michigan 8% Louisiana 5%Illinois 11% Minnesota 6% Texas 4% Virginia 3% Ohio 4% Nevada 1% Other 27%New York29% California 12% Michigan 6%Louisiana6% Illinois 6% Minnesota 5% Texas 6% Virginia 3% Ohio 3% Nevada 2% Other 24%

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 10 Bound/Application Ratio Application Count by Agent Category 0 50 100 150 200 250 300 350 400 Current target of 65%. Through Q4 ’15 market conditions continue to show firming (magnitude varies by geography). In Q4 ‘15, data was compiled from the newly launched AXIS (Duck Creek) policy system. The basis for hit ratio now includes additional submission information – as a result, calculated ratio in Q4 ‘15 dropped initially. Our expectation is that market conditions will support a hit ratio above 60% on this new calculation basis. In past quarters, the Company has broken out by “new” and “existing” agents. At this point, the distinction between is not material. Going forward, overall application count will be shown. As indicated above, in Q4 ‘15, data collection was impacted by the implementation of our new policy system. While application accounts were in-fact strong, the spike at the start of the quarter was partially due to a change in data collection protocol.

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 11 Renewal Retention (Policy Count) Target of 85% based on current market conditions. High persistency continues to provide support for incremental rate increases. New Business Submissions (Monthly Vehicles Submitted) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Actual Last Year 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00%

$11 $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $179 $37 $37 $38 $40 $40 $50 $50 $54 $62 $65 $94 $97 $107 $111 $114 $119 $122 0.28 0.48 0.63 1.07 1.22 1.17 1.32 1.38 1.38 1.44 1.07 1.11 1.03 1.20 1.30 1.37 1.47 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 $225.0 $250.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Millio ns NWP GAAP Common Equity NWP Core:GAAP Common Equity (right axis) Operating Leverage (Actual through Q4 2015) $25 mil equity raise $15.5 mil Debt Begin use of Quota Share Reinsurance 12 $11 $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $179 $52 $50 $50 $49 $52 $51 $53 $52 $53 $54 $61 $62 $63 $81 $104 $112 $118 0.20 0.36 0.48 0.86 0.94 1.15 1.24 1.42 1.60 1.73 1.66 1.76 1.76 1.64 1.42 1.44 1.51 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 $225.0 $250.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Millio ns NWP Surplus NWP Core:Surplus (right axis)

Financial Highlights 13

Q4 2015 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 98.9%% to $52.4 million – increase of 100.1% in core commercial auto lines • Underwriting results improved by $1.8 million to $5.0 million, representing a 56.3% increase • Underwriting expense ratio excluding share based compensation expenses but including amortization of intangible assets related to the Global Liberty acquisition was 26.3% compared to 25.9% in Q4 2014 – In line with target total expense ratio of 24.5% to 26.5% • Income before taxes was $6.0 million, or $0.48 per diluted share, compared to $4.0 million, or $0.33 per diluted share • After-tax income from operating activities was $3.9 million, or $0.31 per diluted share, compared to $2.7 million, or $0.22 per diluted share • For the three month period ended December 31, 2015, net income was $4.3 million on a fully tax effected basis compared to $9.4 million for the three month period ended December 31, 2014 which included $7.1 million tax benefit resulting from the Company's treatment of DTAs in 2014 • Earnings per common share diluted were $0.34, compared to $0.77 in the same period of the prior year which included $0.58 per diluted common share of tax benefit resulting from the Company's treatment of DTAs in 2014 14

2015 Q4 Operating Income Operating Income is an internal performance measure used in the management of the Company's operations. It represents before-tax operational results excluding, as applicable, net realized gains or losses, net impairment charges recognized in earnings, non-recurring and atypical costs and other items. Operating Income should not be viewed as a substitute for U.S. Generally Accepted Accounting Principles (U.S. GAAP) net income. The table below reconciles U.S. GAAP net income to operating income ($ in '000's): 15 Three Month Periods Ended December 31, 2015 December 31, 2014 U.S. GAAP net income attributable to Atlas $ 4,333 $ 0.34 $ 9,458 $ 0.77 Less: other income 36 — 1 — Less: net investment gains 119 0.01 150 0.01 Add: expenses incurred related to Anchor acquisition 14 — 458 0.04 Add: interest expense 150 0.01 — — Add: deferred income taxes (416) (0.03) (7,093) (0.58) After-tax operating income $ 3,926 $ 0.31 $ 2,672 $ 0.22

16 Detailed Impact of Changes to Book Value per Common Share Book value per common share was as follows: Book value per common share of $10.15 increased by $1.07 relative to December 31, 2014 as follows: $1.29 increase related to net income after tax and before items below; $0.05 increase related to the change in realized investment after tax; ($0.02) decrease related to the preferred share dividend liquidations; ($0.09) decrease related to the change in unrealized gains/losses after tax; ($0.03) decrease related to share based compensation; and ($0.13) decrease related to expenses incurred with the acquisition of subsidiaries. $1.07 total change from December 31, 2014 book value per common share As of: (in '000s, except for shares and per share data) December 31, 2015 December 31, 2014 Atlas shareholders' equity $ 129,622 $ 109,399 Less: Preferred stock in equity 6,941 2,000 Less: Accumulated dividends on preferred stock 460 184 Common equity $ 122,221 $ 107,215 Participative shares: Common shares outstanding 12,015,888 11,771,586 Restricted stock units (RSUs) 29,631 37,038 Total participative shares 12,045,519 11,808,624 Book value per participative share outstanding $ 10.15 $ 9.08

• Attractive investment leverage • Credit Facility: – $5 million one-year revolver, LIBOR + 2.75% ($2.0 million drawn) – $30 million five-year draw facility, LIBOR + 4.5% ($15.5 million drawn) • Acquisitions with adverse development protection ($ in millions) December 31, 2015 December 31, 2014 Cash and Investments $233.4 $180.0 Total Assets $411.6 $283.9 Claim Reserves (Gross of Reinsurance) (1) (2) (3) $127.0 $102.4 Unearned Premiums $108.2 $59.0 Atlas Shareholders’ Equity $129.6 $109.4 17 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet with Availability of Capital to Support Growth

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (4.1 years) Investment Portfolio • As of December 31, 2015, total investments equaled $211.0 million, of which fixed income consisted of 87.1% • Predominantly corporate and government bonds • Average S&P rating of AA • 58.1% AAA • 84.9% A or better 18 Government 21% Corporate 30% Mortgage Backed 26% Other Asset Backed 9% Other Investments 12% Equities 2% Investment Portfolio (12/31/2015) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc., Gateway Insurance Company, Global Liberty Insurance Co. of New York Credit ratings of fixed income securities portfolio (in '000s) As of: December 31, 2015 December 31, 2014 Amount % of Total Amount % of Total AAA/Aaa $ 106,878 58.1%$ 77,856 61.3 % AA/Aa 20,348 11.1% 10,897 8.6 % A/A 28,765 15.7% 22,206 17.5 % BBB/Baa 26,512 14.4% 15,990 12.6 % BB 1,270 0.7% — — % Total Fixed Income Securities $ 183,773 100.0%$ 126,949 100.0%

Outlook / Market Overview 19

Commercial Auto vs. P&C 20 Historically Profitable Commercial Auto Industry Loss Performance Affected by Severity in Recent Years 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 P&C Industry Comm'l Auto Source: A.M. Best Aggregates & Averages, 2005, 2015

Operating Activities: Market Conditions Overall Commercial Pricing Trend 21 Continuing to See Pricing Trends Better than 60% L/R Increased percentage of “Up 0-10%” and “No Change” rate moves

Operating Activities: Market Conditions Overall Commercial Pricing Trend Majority of Atlas’ Target Market are Individual Entrepreneurs and Small Fleet Operators Market Notes: Continued reduction of capacity in the public auto space resulting from non-renewal of MGA programs in recent years is resulting in continued market improvement in our niche despite the slowdown in rate increases seen in commercial lines generally. At this point, no signs of significant new market entrant. Any incremental increases in broader commercial auto rates should further this benefit. Commercial Auto continues to lead all other large P&C segments in positive rate activity 22

Outlook for 2016 Favorable Outlook • Goal is to maximize ROE potential in the current cycle – Strong operating margins – Efficient and scalable capital structure – Operating leverage • Company $260 to $290 million premium forecast for full year 2016 – $400 million in written premium is proportionate share – Continued market share expansion in existing states • Company has implemented measures to manage its operating leverage as it grows, with the objective of self-funding – $35 Million Line of credit from Fifth Third Bank – Quota share reinsurance • Remain proactive to changing market dynamics – mobile app dispatch, more cars carrying people / items, in-vehicle technology 23 Core Goals Across market cycles, our objective is to exceed industry ROE by 500 to 1,000 bps. [Achieved in 2015] Actively distributing products in 40 states plus Washington D.C.1

Monday, May 16, 2016 Time: Check in 12:00 PM (Approximate time – 3 hours) Atlas Headquarters 150 Northwest Point Boulevard Elk Grove Village, IL 60007 (about 20 miles from downtown Chicago / 5 miles from ORD) Please RSVP: The Equity Group Adam Prior 212-836-9606, aprior@equityny.com SAVE THE DATE: AFH INVESTOR DAY Theme: Utilizing Technology to Improve End Results Industry Experts and Formal Agenda to Follow in Coming Weeks

Nasdaq: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 25